[NVEST FUNDS LOGO GOES HERE]
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                                                            KOBRICK CAPITAL FUND
                                                    KOBRICK EMERGING GROWTH FUND
                                                             KOBRICK GROWTH FUND

                                   [WHERE THE BEST MINDS MEET ARTWORK GOES HERE]

ANNUAL REPORT SEPTEMBER 30, 2000

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

ANNUAL REPORT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

Presidents' Message .......................................................    1
Portfolio Managers' Commentary and Performance
        Kobrick Capital Fund ..............................................    2
        Kobrick Emerging Growth Fund ......................................    4
        Kobrick Growth Fund ...............................................    6
Schedules of Investments
        Kobrick Capital Fund ..............................................    8
        Kobrick Emerging Growth Fund ......................................   10
        Kobrick Growth Fund ...............................................   12
Financial Statements
        Statements of Assets and Liabilities ..............................   14
        Statements of Operations ..........................................   15
        Statements of Changes in Net Assets ...............................   16
        Financial Highlights ..............................................   17
Notes to Financial Statements .............................................   20
Report of Independent Accountants .........................................   27


Notes:
Equity securities are subject to market risks. This means you may lose money on your investment because the value of shares of mutual funds fluctuate. Your shares, when you redeem, may be worth more or less than your original cost. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Initial public offerings ("IPOs") may have significant risk, may impact the fund's performance, and may result in increased tax liability to shareholders. Frequent portfolio turnover may increase your risk of greater tax liability which, in turn, could lower your return from these funds.

Recent returns occurred during favorable market conditions which may not continue. Recent returns may be higher or lower than those shown. Small-cap and emerging growth companies are more volatile than the overall market. These risks affect your investment's value. See the prospectus for details. The portfolio managers' commentary reflects conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

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NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                 KOBRICK FUNDS
--------------------------------------------------------------------------------

[PICTURE OF JOHN HAILER GOES HERE]           [PICTURE OF FRED KOBRICK GOES HERE]
John T. Hailer                               Frederick R. Kobrick
President and                                President and
Chief Executive Officer,                     Chief Executive Officer,
Nvest Funds                                  Kobrick Funds LLC


PRESIDENTS' MESSAGE                                             NOVEMBER 8, 2000
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

We are pleased to present this annual report for the Kobrick Funds' fiscal year, which ended September 30, 2000, during an especially turbulent time for the equity markets. With so much speculation in the financial media about where the market is going from here, it is reassuring to remember that "bottom up" stock selection -- the strategy used to manage your funds -- relies on careful analysis of individual companies, not on "top-down" guesses about market direction. Obviously the funds are not immune from short-term market trends. But we believe a diversified portfolio of reasonably priced stocks of companies with strong growth prospects and top-quality management may be profitable for investors over a reasonable timeframe, regardless of short-term market swings.

For most of the Funds' fiscal year, the market indices experienced sharp gains and dramatic declines. The relatively few stocks that dominate the indices -- mostly large, technology-oriented growth stocks -- were bid up in value by investors out to catch the comet by its tail. While driving up the prices of overvalued glamour stocks, most investors overlooked a large number of reasonably priced, strong companies. In September and into October of this year, some sense of normalcy has returned with a significant broadening of the market, as investor interest returned to a broader range of companies. This has created tremendous opportunities for good stock pickers and should lead to a stronger, more rational market in the long run.

We believe there are two key elements to making money in the market. First, the best investments are based on deep research, which is the foundation of Kobrick Funds. Second, you need a proper holding period to avoid market-timing. That part is up to you. Two decades ago the average holding period for mutual funds was 12 years and today it is less than three years -- the bare minimum.

ACTIVELY MANAGED FUNDS WITH AN EYE TOWARD TAX-EFFICIENCY

All three of the Kobrick Funds -- Capital, Emerging Growth and Growth -- share one goal: growth of capital. Since inception, all three funds have had strong performance, and yet we were able to keep taxable gains to a minimum by taking lots of small losses along the way, making price declines work for shareholders. As with all market strategies, this one requires careful thought. We must balance the cost of higher turnover against the advantage of minimizing taxable distributions.

OUR GROWING RELATIONSHIP

The union between Nvest and Kobrick continues to serve both companies and the Funds' shareholders well, as we believed it would. The Kobrick Funds have grown significantly throughout the past year and we have provided shareholders with enhanced services. Our family continues to grow -- in October our parent company was acquired by CDC Asset Management, a leading French financial institution. The management of Kobrick Funds will remain in place and will continue to operate autonomously, as in the past. However, we are now part of one of the 20 largest investment management firms, with resources that reach around the world.

We will continue to work hard to meet your expectations for quality investment products, competitive performance and excellent customer service. Thank you for the confidence you show by investing in our funds.

Sincerely,

[JOHN HAILER'S SIGNATURE GOES HERE]        [FRED KOBRICK'S SIGNATURE GOES HERE]

John T. Hailer                             Frederick R. Kobrick
President and Chief Executive Officer      President and Chief Executive Officer
Nvest Funds                                Kobrick Funds LLC

                              KOBRICK CAPITAL FUND
--------------------------------------------------------------------------------

PORTFOLIO PROFILE                          INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
                                                            KOBRICK CAPITAL FUND

[PICTURE OF FRED KOBRICK GOES HERE]
FREDERICK R. KOBRICK
PRESIDENT AND CHIEF EXECUTIVE OFFICER,
KOBRICK FUNDS LLC,
PORTFOLIO MANAGER,
KOBRICK CAPITAL FUND

--------------------------------------------------------------------------------

OBJECTIVE:                              Q. HOW DID KOBRICK CAPITAL FUND PERFORM
Seeks maximum capital                      DURING THE FISCAL YEAR?
appreciation
------------------------------          During the fiscal year ended September
                                        30, 2000, Kobrick Capital Fund performed
STRATEGY:                               well, up 27.99% (Class A shares at net
Invests primarily in equity             asset value), compared with a return of
securities of companies with            18.19% for its benchmark, the Russell
small, medium and large                 3000 Index, for the same period. The
capitalizations.                        Fund enjoyed a strong first six months,
------------------------------          which was followed by a disappointing
                                        period from April to well into July -- a
INCEPTION DATE:                         period we describe as a "market of
December 31, 1997                       manias." The market subsequently
------------------------------          returned to a more normal pattern and
                                        the Fund's performance improved
MANAGER:                                significantly.
Frederick R. Kobrick
------------------------------          Q. WHAT DO YOU MEAN BY A "MARKET OF
                                           MANIAS"?
SYMBOLS:
Class A         KFCFX                   I believe the stock market has been
Class B         KCFBX                   abnormal for nearly two years. The
Class C         pending                 indices went up and most stocks failed
Class Y         KCFYX                   to perform or even declined. This
------------------------------          occurred because a small number of
                                        large, mostly technology stocks
NET ASSET VALUE                         dominated the indices. This "market of
PER SHARE:                              manias" was particularly evident this
(SEPTEMBER 30, 2000)                    year, driven by the emotional reactions
Class A         $19.05                  of day traders, individuals and many
Class B         18.92                   professional investors chasing a small
Class C         18.93                   number of glamour stocks to higher and
Class Y         19.09                   higher valuations, ignoring many strong
------------------------------          companies that represented opportunity.
                                        In September, investors began to realize what we had realized some time before -- that many of these high valuations were not justified. As a result, investor interest began to broaden into issues that had been overlooked, including in technology, healthcare and financial services. We were already invested in these areas.

                                        Q. HAVE THERE BEEN OTHER TIMES WHEN THE
                                           MARKET ACTED LIKE THIS?

                                        The most recent example was in 1990,
                                        after Iraq invaded Kuwait, when the
                                        market clustered around momentum stocks
                                        and the declines from 52-week highs were dramatic. However, toward the end of 1990, the market returned to normal and many stock pickers like us, who use a "bottom-up" approach to stock selection, achieved strong results. Years of experience have taught us that the only way to build a long-term record of investment success is to know your stocks and buy them when most investors are pessimistic. We firmly believe we are on the right path.

                                        Q. WHAT ARE SOME OF THE REASONS FOR THE
                                           FUND'S OVERALL GOOD PERFORMANCE
                                           DURING THE FISCAL YEAR?

                                        We consider Kobrick Capital Fund to be
                                        an "all-weather" fund because it has the ability to invest in companies of all capitalizations as market conditions change. Although we have this flexibility, we strive to maintain a mid-cap bias for the Fund. During the first half of the fiscal year, technology companies in a variety of sectors were very strong and the Fund benefited from our diverse holdings in this area. As the valuations for these companies -- particularly the large-cap stocks -- reached unrealistic levels in the spring, we took profits and invested in many overlooked companies in the areas of energy, healthcare, retail and specialty services.

                                        Q. WHAT'S YOUR OUTLOOK FOR THE ECONOMY
                                           AND THE OVERALL MARKET?

                                        We think the Federal Reserve Board has
                                        given the U.S. economy the best possible chance of a soft landing. However, in the months ahead we believe that the economy will be slowing from a 6% growth rate, with virtually no inflation, to a normal economy, which means 3% growth. At first, the deceleration may feel like a recession. However, we expect to see strength in a broad range of sectors -- from building and construction to technology capital spending. We believe the fear cycle that was influencing the markets as Kobrick Capital Fund ended its fiscal year is actually healthy. It's creating value, and providing us with attractive buying opportunities. We expect 2001 to be a very good year.

                              KOBRICK CAPITAL FUND
--------------------------------------------------------------------------------

INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2000
---------------------------------------------

PERFORMANCE IN PERSPECTIVE

The chart comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the Russell 3000 Index.


GROWTH OF A $10,000  INVESTMENT IN CLASS A SHARES
-------------------------------------------------

DECEMBER 31, 1997  (INCEPTION) THROUGH SEPTEMBER 30, 2000

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


          DATE           NAV            MSC       HIGH YIELD
----------------------------------------------------------------
         12/31/97       10000          9425         10000
          1/31/98       10180          9595         10052
          2/28/98       11280         10631         10771
          3/31/98       11520         10858         11305
          4/30/98       11890         11206         11416
          5/31/98       11320         10669         11134
          6/30/98       12410         11696         11511
          7/31/98       12090         11395         11302
          8/31/98        9830          9265          9570
          9/30/98       10710         10094         10223
         10/31/98       11580         10914         10999
         11/30/98       12940         12196         11672
         12/31/98       15000         14138         12414
          1/31/99       17560         16550         12835
          2/28/99       16280         15344         12381
          3/31/99       17740         16720         12835
          4/30/99       18220         17172         13414
          5/31/99       16740         15777         13159
          6/30/99       17990         16956         13824
          7/31/99       17410         16409         13405
          8/31/99       17410         16409         13253
          9/30/99       17200         16211         12914
         10/31/99       18084         17045         13724
         11/30/99       20651         19464         14108
         12/31/99       25982         24488         15009
          1/31/00       26097         24597         14420
          2/29/00       31948         30111         14554
          3/31/00       28780         27125         15694
          4/30/00       24998         23561         15142
          5/31/00       21749         20498         14717
          6/30/00       22349         21064         15153
          7/31/00       20487         19309         14885
          8/31/00       22673         21369         15989
          9/30/00       22025         20758         15265




The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

               AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                                               SINCE FUND'S
                                                 1 YEAR          INCEPTION
CLASS A (Inception 12/31/97)
Net Asset Value(1)                                27.99%           33.29%
With Maximum Sales Charge(2)                      20.63            30.45
--------------------------------------------------------------------------------
CLASS B (Inception 10/29/99)
Net Asset Value(1)                                 --              20.97%
With CDSC(3)                                       --              15.97
--------------------------------------------------------------------------------
CLASS C (Inception 10/29/99)
Net Asset Value(1)                                 --              21.04%
With CDSC(3)                                       --              20.04
--------------------------------------------------------------------------------
CLASS Y (Inception 10/29/99)
Net Asset Value(1)                                 --              22.06%
--------------------------------------------------------------------------------

                                               SINCE FUND'S     SINCE FUND'S
                                                CLASS A         CLASS B,C & Y
COMPARATIVE PERFORMANCE                          1 YEAR     INCEPTION  INCEPTION
Russell 3000 Index(4)                             18.19%      16.62%     11.21%
Morningstar Midcap Growth Funds Average(5)        66.04       34.24      52.42
Lipper Multi-Cap Growth Funds Average(6)          53.43       31.35      41.64
--------------------------------------------------------------------------------


PORTFOLIO AS OF SEPTEMBER 30, 2000
----------------------------------

                                          % OF
YOUR FUND'S COMPOSITION                NET ASSETS
--------------------------------------------------
Common Stocks                             96.2
Short Term Investments and Other           3.8

                                          % OF
YOUR FUND'S TEN LARGEST HOLDINGS        NET ASSETS
--------------------------------------------------
Applied Micro Circuits Corp.               3.9
Extreme Networks, Inc.                     3.5
Calpine Corp.                              3.3
Palm Inc.                                  3.1
Juniper Networks, Inc.                     3.0
Emulex Corp.                               2.9
IDEC Pharmaceuticals Corp.                 2.7
CIENA Corp.                                2.7
VERITAS Software Corp.                     2.4
PMC-Sierra, Inc.                           2.4


                                           % OF
YOUR FUND'S FIVE LARGEST INDUSTRIES     NET ASSETS
--------------------------------------------------
Computer Software                         23.3
Computer Networking                       12.4
Telecommunications-Equipment               6.8
Semiconductor-Electronic                   6.3
Electric Companies                         5.2

Portfolio holdings and asset allocations will vary.

NOTES
The returns in the Average Annual Total Returns table represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4.) Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.
2 With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. Until 10/29/99, the Fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.
3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.
4 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. You may not invest directly in an index.
5 Morningstar Midcap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B,C and Y shares is calculated from 11/1/99.
6 Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar current investment style or objective as calculated by Lipper Inc.

                          KOBRICK EMERGING GROWTH FUND
--------------------------------------------------------------------------------

[PICTURE OF FRED KOBRICK GOES HERE]
FREDERICK R. KOBRICK
PRESIDENT AND CHIEF EXECUTIVE OFFICER,
KOBRICK FUNDS LLC,
PORTFOLIO MANAGER,
KOBRICK EMERGING GROWTH FUND

PORTFOLIO PROFILE                          INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
                                                    KOBRICK EMERGING GROWTH FUND

OBJECTIVE:                              Q. HOW DID KOBRICK EMERGING GROWTH FUND
Seeks growth of capital                    PERFORM DURING THE FISCAL YEAR?
------------------------------
                                        The Fund performed well, delivering a
STRATEGY:                               return of 39.24% (Class A shares at net
Invests primarily in equity             asset value) during the 12 months ended
securities of emerging growth           September 30, 2000, compared with a
companies, with an emphasis on          return of 23.39% for its benchmark, the
companies with small                    Russell 2000 Index. During the first
capitalizations.                        half of the fiscal year, small-cap
------------------------------          stocks outperformed larger issues.
                                        However, during much of the second half
INCEPTION DATE:                         of the fiscal year, the market was
December 31, 1997                       highly volatile, as valuations of
------------------------------          certain large-cap stocks reached
                                        extremely high levels, while many
MANAGER:                                small-cap and emerging growth companies
Frederick R. Kobrick                    were ignored. Recently this trend
------------------------------          reversed and the market began to broaden
                                        in September to include smaller
SYMBOLS:                                companies in a wide range of industries.
Class A         KFEGX
Class B         KEGBX                   Q. SMALL STOCKS TEND TO BE VOLATILE.
Class C         pending                    WHAT STEPS DO YOU TAKE TO PROTECT THE
Class Y         pending                    FUND DURING DIFFICULT PERIODS?
------------------------------
                                        Many fund managers raise cash to protect
NET ASSET VALUE                         their funds in down markets, but
PER SHARE:                              rebounds often happen at lightning speed
(SEPTEMBER 30, 2000)                    and a defensive posture slows a Fund's
Class A         $19.45                  response time. We believe the
Class B          19.34                  opportunity cost of such tactics is too
Class C          19.34                  high. Our policy is to apply strict buy
Class Y          19.49                  and sell disciplines that I've developed
------------------------------          over my 30-year career to help us avoid
                                        the emotions that have buffeted the
                                        markets recently.

                                        Since there are thousands of smaller,
                                        emerging companies to choose from, we
                                        look for those with outstanding
                                        management and compelling valuations, as well as strong growth potential. The quality of management is particularly important with the obstacles faced by emerging companies. Knowing when to sell a stock is much more difficult. We will generally sell a stock if it reaches our target price, if there is a change in company management, or if the company fails to execute its strategy.

                                        Q. WHICH SECTORS CONTRIBUTED MOST TO
                                           KOBRICK EMERGING GROWTH FUND'S
                                           PERFORMANCE?

                                        As bottom-up stock pickers, we focus on
                                        the fundamentals of individual
                                        companies, not sectors. However, looking back on the year, several sectors contributed to the Fund's performance. During the first half, a number of technology sub-sectors were strong performers for the Fund, including computer software, semiconductors and Internet-related companies. Certain stocks in the communications, healthcare and financial services sectors also contributed to the Fund's performance. Even though lower consumer spending made it a difficult year for retailers, select specialty retailers also helped the Fund.

                                        Q. WHAT CAUSED THE VOLATILITY IN THE
                                           STOCK MARKET, ESPECIALLY AT THE END
                                           OF THE YEAR?

                                        Technology spending by major businesses
                                        has enabled the productivity boom that
                                        is the basis for solid, non-inflationary growth in the U.S. But investors created a technology mania that swept a lot of stocks along in its wake, while others were ignored. Late in the fiscal year, prices of many technology stocks collapsed because people were concerned that the slowing economy would hurt earnings. As if giving credence to that theory, some leading technology companies issued warnings that their earnings might not be as strong as forecasted. However, companies with good earnings don't issue warnings. Their reports arrive later in the calendar year, conveying a seasonality to market trends.

                                        Once the mania mode clears, technology
                                        companies with good valuations and
                                        fundamentals will rise to the surface,
                                        and experienced investors who put a lot
                                        of effort into individual stock
                                        selection will come into their own
                                        again. The market seems to be
                                        broadening, as investors take renewed
                                        interest in other sectors, as well as in some overlooked technology issues.

                                        Q. WHAT'S YOUR OUTLOOK FOR EMERGING
                                           GROWTH COMPANIES AND THE FUND GOING
                                           FORWARD?

                                        As the mania recedes, opportunities will continue to emerge in a broad range of sectors. A broader market is likely to be more rational, and emerging companies should benefit. While various sub-sectors in technology will continue to be a prime area for Kobrick Emerging Growth Fund, we will maintain a broadly diversified portfolio of energetic, young companies.

                          KOBRICK EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Investment Results Through September 30, 2000
---------------------------------------------

PERFORMANCE IN PERSPECTIVE
The chart comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the Russell 2000 Index.

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
------------------------------------------------

DECEMBER 31, 1997 (INCEPTION) THROUGH SEPTEMBER 30, 2000

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


           DATE          NAV            MSC       HIGH YIELD
----------------------------------------------------------------
         12/31/97       10000          9425         10000
          1/31/98       10260          9670          9842
          2/28/98       11330         10679         10570
          3/31/98       11700         11027         11006
          4/30/98       12050         11357         11067
          5/31/98       11490         10829         10471
          6/30/98       12560         11838         10493
          7/31/98       11920         11235          9643
          8/31/98        9350          8812          7771
          9/30/98       10140          9557          8379
         10/31/98       10560          9953          8721
         11/30/98       12440         11725          9177
         12/31/98       13950         13148          9745
          1/31/99       15310         14430          9875
          2/28/99       13960         13157          9075
          3/31/99       15180         14307          9217
          4/30/99       15770         14863         10043
          5/31/99       15420         14533         10189
          6/30/99       16720         15759         10650
          7/31/99       16660         15702         10358
          8/31/99       16500         15551          9975
          9/30/99       16540         15589          9977
         10/31/99       17987         16952         10017
         11/30/99       22036         20769         10615
         12/31/99       26014         24519         11817
          1/31/00       24606         23191         11627
          2/29/00       30822         29050         13547
          3/31/00       28549         26907         12654
          4/30/00       25577         24106         11892
          5/31/00       22556         21259         11199
          6/30/00       23278         21939         12176
          7/31/00       20720         19528         11784
          8/31/00       22295         21012         12683
          9/30/00       23028         21704         12310


The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.



               AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                                               SINCE FUND'S
                                                 1 YEAR          INCEPTION
CLASS A (Inception 12/31/97)
Net Asset Value(1)                                39.24%           35.47%
With MSC(2)                                       31.23            32.58
--------------------------------------------------------------------------------
CLASS B (Inception 10/29/99)
Net Asset Value(1)                                 --              27.32%
With CDSC(3)                                       --              22.32
--------------------------------------------------------------------------------
CLASS C (Inception 10/29/99)
Net Asset Value(1)                                 --              27.32%
With CDSC(3)                                       --              26.32
--------------------------------------------------------------------------------
CLASS Y (Inception 10/29/99)
Net Asset Value(1)                                 --              28.31%
--------------------------------------------------------------------------------

                                               SINCE FUND'S     SINCE FUND'S
                                                CLASS A         CLASS B,C & Y
COMPARATIVE PERFORMANCE                          1 YEAR     INCEPTION  INCEPTION
Russell 2000 Index(4)                             23.39%       7.85%     22.89%
Morningstar Midcap Growth Funds Average(5)        66.04       34.24      52.42
Lipper Mid Cap Growth Funds Average(6)            63.86       33.95      49.87
--------------------------------------------------------------------------------


PORTFOLIO AS OF SEPTEMBER 30, 2000
----------------------------------

                                          % OF
YOUR FUND'S COMPOSITION                NET ASSETS
--------------------------------------------------
Common Stocks                             95.9
Short Term Investments and Other           4.1


                                          % OF
YOUR FUND'S TEN LARGEST HOLDINGS        NET ASSETS
--------------------------------------------------
CacheFlow, Inc.                            5.3
Priority Healthcare, Inc.                  4.2
Excalibur Technologies Corp.               3.8
Mercury Interactive Corp.                  3.7
BEA Systems, Inc.                          3.5
Pier 1 Imports, Inc.                       3.2
Extended Stay America, Inc.                2.9
Emulex Corp.                               2.8
Reebok International, Ltd.                 2.7
Pegasus Systems, Inc.                      2.6

                                           % OF
YOUR FUND'S FIVE LARGEST INDUSTRIES     NET ASSETS
--------------------------------------------------
Computer Software                         20.5
Services-Commercial & Consumer            11.8
Computer Networking                        8.6
Retail-Specialty                           8.2
Healthcare-Drugs                           6.0

Portfolio holdings and asset allocations will vary.

NOTES
The returns in the Average Annual Total Returns table represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4.) Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

2 With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. Until 10/29/99, the Fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

4 Russell 2000 Index is an unmanaged index of 2000 smaller U.S. companies. You may not invest directly in an index.

5 Morningstar Midcap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B, C and Y shares is calculated from 11/1/99.

6 Lipper Mid Cap Growth Funds Average is the average peformance without sales charges of all mutual funds with similar investment style or objective as calculated by Lipper Inc.

                               KOBRICK GROWTH FUND
--------------------------------------------------------------------------------

[PICTURE OF MICHAEL NANCE GOES HERE]
Michael E. Nance
Senior Vice President,
Kobrick Funds LLC, and
Portfolio Manager,
Kobrick Growth Fund


PORTFOLIO PROFILE                          INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
                                                             KOBRICK GROWTH FUND

OBJECTIVE:                              Q. HOW DID KOBRICK GROWTH FUND PERFORM
Seeks long-term growth of                  DURING THE FISCAL YEAR?
capital
------------------------------          Kobrick Growth Fund had a very good year
                                        in a market characterized by significant
STRATEGY:                               volatility. For the 12 months ended
Invests primarily in equity             September 30, 2000, Kobrick Growth Fund
securities of companies with            returned 40.62% (Class A shares at net
large capitalizations, that             asset value), significantly ahead of the
the adviser believes have               13.28% return of its benchmark, the
better than average long-term           Standard & Poor's 500 Stock Index. The
growth potential.                       Fund's performance was also well above
------------------------------          the average for comparable funds for the
                                        same time period.
INCEPTION DATE:
September 1, 1998                       Q. HOW WAS THE FUND ABLE TO DO SO WELL?
------------------------------
                                        Keeping to our investment philosophy is
MANAGER:                                the reason for the Fund's strong
Michael E. Nance                        performance. In difficult markets, our
------------------------------          buy and sell disciplines help us avoid
                                        making decisions based on momentum or
SYMBOLS:                                emotion. We focus on good valuations,
Class A         KFGRX                   strong management and insist on a growth
Class B         KFGBX                   rate of 12% or more.
Class C         pending
Class Y         pending                 We're not necessarily looking for
------------------------------          statistically "cheap" stocks, but we buy
                                        companies that we believe are
NET ASSET VALUE                         undervalued for a wide variety of
PER SHARE:                              reasons. Other investors might not
(SEPTEMBER 30, 2000)                    understand a new product being
Class A         $21.67                  introduced by a company. They may not be
Class B          21.53                  looking out far enough to realize the
Class C          21.54                  intrinsic value of a company. Because we
Class Y          21.73                  dug deeper, we avoided many of the
                                        high-priced stocks that corrected as the fiscal year ended.

                                        Q. WHAT STEPS DO YOU TAKE TO MINIMIZE
                                           RISK?

                                        We try to balance risk and return
                                        possibilities. We believe people who
                                        take strongly defensive positions during rough periods in the market may pay too high a price, in terms of lost opportunity, when it turns around. Instead, we control for specific and non-specific risk. As "bottom-up" stock pickers, we look at the specific risks of each company we consider for investment, including its products and competitors, its longevity and history, and its management. We also avoid risks that are not specific to a particular company by diversifying the portfolio:
                                        Kobrick Growth Fund generally owns 40 to
                                        50 securities in a wide range of
                                        industries.

                                        Q. HOW IS KOBRICK GROWTH FUND POSITIONED
                                           FOR THE YEAR AHEAD?

                                        The portfolio currently includes some
                                        stocks that would be very expensive if
                                        you had to buy them today, including
                                        optical networking and communications.
                                        We believe that, based on their
                                        prospects one, three, or five years out, they are still fairly valued. This is, after all, a growth fund, not a value fund, but we do limit how much we're willing to pay for growth.

                                        In addition to typical growth stocks,
                                        such as technology and communications
                                        companies, the portfolio also includes
                                        electric utilities. The utilities
                                        industry is in a transition and some
                                        companies are growing rapidly. I'm also
                                        a huge believer in the Internet, but
                                        most Internet stocks are overpriced, so
                                        I investigated financial services
                                        companies that were using the Internet
                                        to grow their business, as well as other leading banking firms.

                                        Q. WHAT'S YOUR OUTLOOK FOR THE ECONOMY
                                           AND THE OVERALL MARKET?

                                        Right now, the economy seems to be
                                        slowing, which is good for the long-term health of the markets. The recent steep decline in stock prices may also be healthy in the long run by creating better value and by revealing opportunities outside of technology and in overlooked pockets of the market. It's easy to get mired in sensational headlines, but if you look at the broader picture, there's a lot of opportunity. While oil prices and the situation in the Middle East are disturbing, inflation is low, productivity is high, and I think the Internet puts us at a crossroads in business not unlike the industrial revolution. I believe we are at the very beginning of a business transformation that will reach around the world, allowing large and small companies alike to continue to grow.

                              KOBRICK GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2000
---------------------------------------------

PERFORMANCE IN PERSPECTIVE
The chart comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the S&P 500 Index.


GROWTH OF A $10,000  INVESTMENT IN CLASS A SHARES
-------------------------------------------------

SEPTEMBER 1, 1998 (INCEPTION) THROUGH SEPTEMBER 30, 2000

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          DATE           NAV            MSC       HIGH YIELD
----------------------------------------------------------------
         9/1/98         10000          9425         10000
        9/30/98         10320          9727         10641
       10/31/98         11130         10490         11506
       11/30/98         12100         12971         12203
       12/31/98         13762         12970         12907
        1/31/99         15763         14856         13446
        2/28/99         14572         13735         13029
        3/31/99         15473         14583         13550
        4/30/99         15713         14809         14075
        5/31/99         14742         13895         13742
        6/30/99         15463         14574         14505
        7/31/99         15153         14281         14052
        8/31/99         14983         14121         13983
        9/30/99         15413         14526         13599
       10/31/99         16212         15281         14460
       11/30/99         17773         16751         14754
       12/31/99         21274         20050         15623
        1/31/00         20283         19117         14838
        2/29/00         22544         21248         14557
        3/31/00         24074         22690         15981
        4/30/00         21582         20342         15500
        5/31/00         20678         19483         15182
        6/30/00         21440         20208         15557
        7/31/00         20870         19670         15314
        8/31/00         22920         21602         16265
        9/30/00         21671         20425         15406

The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

               AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                                               SINCE FUND'S
                                                 1 YEAR          INCEPTION
CLASS A (Inception 9/1/98)
Net Asset Value(1)                                40.62%           44.99%
With Maximum Sales Charge (2)                     32.54            40.92
--------------------------------------------------------------------------------
CLASS B (Inception 10/29/99)
Net Asset Value(1)                                 --              32.82%
With CDSC(3)                                       --              27.82
--------------------------------------------------------------------------------
CLASS C (Inception 10/29/99)
Net Asset Value(1)                                 --              32.88%
With CDSC(3)                                       --              31.88
--------------------------------------------------------------------------------
CLASS Y (Inception 10/29/99)
Net Asset Value(1)                                 --              34.05%
--------------------------------------------------------------------------------

                                               SINCE FUND'S     SINCE FUND'S
                                                CLASS A         CLASS B,C & Y
COMPARATIVE PERFORMANCE                          1 YEAR     INCEPTION  INCEPTION
S&P 500 Index(4)                                  13.28%      23.04%      6.54%
Morningstar Large Cap Growth Funds Average(5)     31.28       37.08      22.90
Lipper Large-Cap Growth Funds Average(6)          30.28       34.78      21.55
--------------------------------------------------------------------------------



PORTFOLIO AS OF SEPTEMBER 30, 2000
----------------------------------


                                          % OF
YOUR FUND'S COMPOSITION                NET ASSETS
--------------------------------------------------
Common Stocks                             97.8
Short Term Investments and Other           2.2


                                          % OF
YOUR FUND'S TEN LARGEST HOLDINGS       NET ASSETS
--------------------------------------------------
Tyco International, Ltd.                   6.9
Providian Financial Corp.                  4.5
Cisco Systems, Inc.                        3.3
Sun Microsystems, Inc.                     3.2
Mallinckrodt, Inc.                         3.2
Cardinal Health, Inc.                      3.1
Anheuser-Busch Companies, Inc.             2.8
Comcast Corp.                              2.6
Exxon Mobil Corp.                          2.6
Pharmacia Corp.                            2.6


                                          % OF
YOUR FUND'S FIVE LARGEST INDUSTRIES     NET ASSETS
---------------------------------------------------
Manufacturer-Diversified                   8.0
Computer Hardware                          8.0
Electric Companies                         7.3
Semiconductor-Electronic                   7.2
Consumer Finance                           6.4


Portfolio holdings and asset allocations will vary.


NOTES

The returns in the Average Annual Total Returns table represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4.) Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

2 With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. Until 10/29/99, the Fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

4 Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is an unmanaged index of U.S. common stock performance. You may not invest directly in an index. Since inception return is calculated from 8/31/98 for Class A shares.

5 Morningstar Large Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception return is calculated from 8/31/98 for Class A shares and from 11/1/99 for Class B, C and Y shares.

6 Lipper Large-Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment style or objective as calculated by Lipper Inc. Since inception return is calculated from 8/31/98 for Class A shares.

                 KOBRICK CAPITAL FUND-- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
Investments as of September 30, 2000

INVESTMENTS  --  98.5% OF TOTAL NET ASSETS

DESCRIPTION                                          SHARES           VALUE (A)
--------------------------------------------------------------------------------
COMMON STOCKS-- 96.2%
BANKS-MAJOR REGIONAL-- 1.5%
Fifth Third Bancorp ....................             48,300     $     2,602,162
Firstar Corp. ..........................            104,500           2,338,188
                                                                     ----------
                                                                      4,940,350
                                                                     ----------

BIOTECHNOLOGY-- 4.2%
IDEC Pharmaceuticals Corp. (c) .........             50,500           8,855,648
Millennium Pharmaceuticals, Inc. (c) ...             33,500           4,893,094
                                                                     ----------
                                                                     13,748,742
                                                                     ----------

COMMUNICATION-SOFTWARE/SERVICES-- 0.5%
iBasis, Inc. (c) .......................            106,900           1,697,038
                                                                     ----------

COMPUTER HARDWARE-- 4.6%
Palm, Inc. (c) .........................            191,300          10,126,944
Sun Microsystems, Inc. (c) .............             41,300           4,821,775
                                                                     ----------
                                                                     14,948,719
                                                                     ----------

COMPUTER NETWORKING-- 12.4%
Brocade Communications Systems, Inc. (c)             20,400           4,814,400
Emulex Corp. (c) .......................             76,500           9,371,250
Extreme Networks, Inc. (c) .............             98,500          11,278,250
Juniper Networks, Inc. (c) .............             45,300           9,917,869
McData Corp. (c) .......................             39,900           4,903,336
                                                                     ----------
                                                                     40,285,105
                                                                     ----------

COMPUTER SOFTWARE-- 23.3%
BEA Systems, Inc. (c) ..................             94,900           7,390,337
i2 Technologies, Inc. (c) ..............             39,700           7,426,381
Manugistics Group, Inc. (c) ............             65,500           6,427,187
Mercury Interactive Corp. (c) ..........             41,900           6,567,825
Micromuse, Inc. (c) ....................             26,200           5,264,563
Oracle Corp. (c) .......................             41,200           3,244,500
Precise Software Solutions, Ltd. (c) ...              6,900             297,563
Rational Software Corp. (c) ............             49,400           3,427,125
Siebel Systems, Inc. (c) ...............             28,800           3,205,800
Software.com, Inc. (c) .................             31,000           5,624,563
VA Linux Systems, Inc. (c) .............            160,100           7,404,625
VeriSign, Inc. (c) .....................             35,700           7,231,481
VERITAS Software Corp. (c) .............             55,600           7,895,200
Vitria Technology, Inc. (c) ............             96,800           4,513,300
                                                                     ----------
                                                                     75,920,450
                                                                     ----------

COMPUTERS-PERIPHERAL-- 0.2%
StorageNetworks, Inc. (c) ..............              7,100             725,531
                                                                     ----------

CONSUMER FINANCE-- 2.5%
Capital One Financial Corp. ............             55,700           3,902,481
Providian Financial Corp. ..............             33,400           4,241,800
                                                                     ----------
                                                                      8,144,281
                                                                     ----------

ELECTRIC COMPANIES-- 5.2%
Calpine Corp. (c) ......................            104,300     $    10,886,312
Constellation Energy Group .............            101,500           5,049,625
Dynegy, Inc. ...........................              8,200             467,400
Southern Energy, Inc. ..................             21,300             668,288
                                                                     ----------
                                                                     17,071,625
                                                                     ----------

ELECTRONICS-INSTRUMENT-- 2.6%
Celestica, Inc. (c) ....................             52,200           3,614,850
Veeco Instruments, Inc. (c) ............             44,900           4,771,327
                                                                     ----------
                                                                      8,386,177
                                                                     ----------

ENTERTAINMENT-- 0.1%
YouthStream Media Networks, Inc. (c) ...             44,100             168,131
                                                                     ----------

HEALTHCARE-DRUGS-- 1.5%
MedImmune, Inc. (c) ....................             61,000           4,712,250
                                                                     ----------

HEALTHCARE-MANAGED CARE-- 1.1%
Tenet Healthcare Corp. (c) .............             94,700           3,444,712
                                                                     ----------

HEALTHCARE-SPECIALIZED SERVICES-- 1.9%
Cardinal Health, Inc. ..................             52,900           4,665,119
McKesson HBOC, Inc. ....................             44,900           1,372,256
                                                                     ----------
                                                                      6,037,375
                                                                     ----------

INSURANCE-- 2.2%
American International Group, Inc. .....             36,750           3,516,516
Hartford Financial Services Group, Inc.              50,800           3,705,225
                                                                     ----------
                                                                      7,221,741
                                                                     ----------

LODGING-- 1.9%
Hilton Hotels Corp. ....................            301,200           3,482,625
Marriott International, Inc. ...........             75,500           2,751,031
                                                                     ----------
                                                                      6,233,656
                                                                     ----------

MEDICAL PRODUCTS & SUPPLIES-- 3.9%
Baxter International, Inc. .............             60,000           4,788,750
Biomet, Inc. ...........................            104,550           3,659,250
PE Corp.-PE Biosystems Group ...........             36,100           4,205,650
                                                                     ----------
                                                                     12,653,650
                                                                     ----------

OIL & GAS-DRILLING & EQUIPMENT-- 4.8%
Global Marine, Inc. (c) ................            163,600           5,051,150
Petroleo Brasileiro SA (ADR) (c) .......             55,600           1,671,475
Schlumberger Ltd. ......................             43,900           3,613,519
Smith International, Inc. (c) ..........             63,700           5,195,531
                                                                     ----------
                                                                     15,531,675
                                                                     ----------

OIL & GAS-EXPLORATION & PRODUCTION-- 0.9%
Amerada Hess Corp. .....................             45,900           3,072,431
                                                                     ----------

                 See accompanying notes to financial statements.
8

--------------------------------------------------------------------------------
Investments as of September 30, 2000

INVESTMENTS  --  CONTINUED

DESCRIPTION                                          SHARES           VALUE (A)
--------------------------------------------------------------------------------

OIL & GAS-SERVICES-- 1.7%
Halliburton Co. ........................            109,800     $     5,373,337
                                                                     ----------

RETAIL-DEPARTMENT STORES-- 1.4%
Dollar Tree Stores, Inc. (c) ...........            109,900           4,457,819
                                                                     ----------

RETAIL-SPECIALTY-- 2.0%
ANC Rental Corp. (c) ...................             76,287             438,650
AutoNation, Inc. (c) ...................            278,200           1,669,200
Pier 1 Imports, Inc. ...................            331,800           4,500,038
                                                                     ----------
                                                                      6,607,888
                                                                     ----------

SEMICONDUCTOR-ELECTRONIC-- 6.3%
Flextronics International, Ltd. (c) ....             77,200           6,340,050
PMC-Sierra, Inc. (c) ...................             35,700           7,684,425
Vitesse Semiconductor Corp. (c) ........             73,900           6,572,481
                                                                     ----------
                                                                     20,596,956
                                                                     ----------

SEMICONDUCTOR-EQUIPMENT-- 0.0%
Chippac, Inc. (c) ......................              9,700             115,188
                                                                     ----------

SERVICES-COMMERCIAL & CONSUMER-- 2.4%
CacheFlow, Inc. (c) ....................             47,700           6,821,100
MDC Corp, Inc. (c) .....................            103,700             946,262
                                                                     ----------
                                                                      7,767,362
                                                                     ----------

TELECOMMUNICATIONS-CELLULAR-- 0.2%
Research in Motion, Ltd. (c) ...........              7,000             689,938
                                                                     ----------

TELECOMMUNICATIONS-EQUIPMENT-- 6.8%
Applied Micro Circuits Corp. (c) .......             61,800          12,796,462
CIENA CORP. (C) ........................             71,600           8,793,375
COSINE COMMUNICATIONS, INC. (C) ........             11,200             622,300
                                                                     ----------
                                                                     22,212,137
                                                                     ----------

TELECOMMUNICATIONS-SERVICES-- 0.1%
Intergrated Telecom Express, Inc. (c) ..             16,500             342,375
                                                                     ----------

TOTAL COMMON STOCK
 (Identified Cost $282,391,637).........                            313,106,639
                                                                    -----------


                                                PRINCIPAL
DESCRIPTION                                      AMOUNT               VALUE(A)
--------------------------------------------------------------------------------

SHORT TERM INVESTMENT-- 2.3%

Repurchase Agreement with Street Bank & Trust Co.
dated 9/29/2000 at 5.25% to be repurchased
at $7,586,318 on 10/02/2000, collateralized
by $5,785,000 U.S. Treasury Bond 12.750%
due 11/15/2010 with a value of $7,737,438      $  7,583,000     $     7,583,000
                                                                     ----------

TOTAL SHORT TERM  INVESTMENT
 (Identified Cost $7,583,000) ..........                              7,583,000
                                                                     ----------

TOTAL INVESTMENTS-- 98.5%
 (Identified Cost $289,974,637) (b) ....                            320,689,639
Other assets less liabilities ..........                              4,820,654
                                                                     ----------

TOTAL NET ASSETS-- 100.0% ..............                       $    325,510,293
                                                               ================

(a)  See Note 2 of Notes to Financial Statements.

(b)  Federal Tax Information: At
     September 30, 2000 the net
     unrealized appreciation on
     investments based on cost of
     $291,135,976 for federal income tax
     purposes was as follows:

     Aggregate gross unrealized appreciation
       for all investments in which there is an
       excess of value over tax cost                           $     37,640,297
     Aggregate gross unrealized depreciation
       for all investments in which there is an
       excess of tax cost over value                                (8,086,634)
                                                                   ------------
     Net unrealized appreciation                               $    29,553,663
                                                                ===============

(c)  Non-income producing security.

ADR American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.


                See accompanying notes to financial statements.

             KOBRICK EMERGING GROWTH FUND-- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
Investments as of September 30, 2000

INVESTMENTS  -- 97.4% OF TOTAL NET ASSETS

DESCRIPTION                                         SHARES             VALUE(A)
-------------------------------------------------------------------------------

COMMON STOCKS-- 95.9%
AIRLINES-- 1.0%
SkyWest, Inc. ..........................             31,900     $     1,634,875
                                                                     ----------

APPAREL & TEXTILES-- 2.7%
Reebok International, Ltd. (c) .........            242,800           4,567,675
                                                                     ----------

BANKS-MAJOR REGIONAL-- 1.2%
Comerica, Inc. .........................             33,100           1,934,281
                                                                     ----------

BROADCAST MEDIA-- 2.3%
Insight Communications Co., Inc. (c) ...            238,200           3,781,425
                                                                     ----------

COMMUNICATION-SOFTWARE/SERVICES-- 1.3%
iBasis, Inc. (c) .......................             89,300           1,417,638
Maxxcom Corp. (c) ......................            100,000             683,341
                                                                     ----------
                                                                      2,100,979
                                                                     ----------

COMPUTER NETWORKING-- 8.6%
Emulex Corp. (c) .......................             37,600           4,606,000
Extreme Networks, Inc. (c) .............             36,400           4,167,800
McData Corp. (c) .......................             11,400           1,400,953
Network Appliance, Inc. (c) ............             33,100           4,216,113
                                                                     ----------
                                                                     14,390,866
                                                                     ----------

COMPUTER SOFTWARE-- 20.5%
Actuate Corp. (c) ......................             64,600           2,231,728
BEA Systems, Inc.(c) ...................             74,200           5,778,325
Excalibur Technologies Corp.(c) ........             94,600           6,355,937
Manugistics Group, Inc. (c) ............             33,500           3,287,188
Mercury Interactive Corp. (c) ..........             39,500           6,191,625
Micromuse, Inc.(c) .....................             13,400           2,692,563
Precise Software Solutions, Ltd.(c) ....              3,600             155,250
Quintus Corp.(c) .......................            117,700           1,007,806
Software.com, Inc. (c) .................             15,300           2,775,994
VA Linux Systems, Inc.(c) ..............             81,900           3,787,875
                                                                     ----------
                                                                     34,264,291
                                                                     ----------

COMPUTERS-PERIPHERAL-- 0.2%
StorageNetworks, Inc.(c) ...............              3,700             378,094
                                                                     ----------

CONSUMER PRODUCTS-- 1.1%
Blyth, Inc. ............................             80,900           1,896,094
                                                                     ----------

ELECTRONICS-INSTRUMENT-- 2.1%
PerkinElmer, Inc. ......................             34,300           3,580,062
                                                                     ----------

ENTERTAINMENT-- 0.1%
YouthStream Media Networks, Inc. (c) ...             37,100     $       141,444
                                                                     ----------

HEALTHCARE-DRUGS-- 6.0%
MedImmune, Inc. (c) ....................             21,900           1,691,775
NeoRx Corp. ............................             52,800           1,293,600
Priority Healthcare Corp. (c) ..........             91,800           6,999,750
                                                                     ----------
                                                                      9,985,125
                                                                     ----------

HEALTHCARE-MANAGED CARE-- 5.4%
Sunrise Assisted Living, Inc. (c) ......            171,700           3,723,744
Tenet Healthcare Corp.(c) ..............             47,500           1,727,812
Wellpoint Health Networks, Inc.(c) .....             36,800           3,532,800
                                                                     ----------
                                                                      8,984,356
                                                                     ----------

HEALTHCARE-MEDICAL PRODUCTS & SUPPLY-- 2.3%
Biomet, Inc. ...........................            110,100           3,853,500
                                                                     ----------

INSURANCE-- 2.0%
Radian Group, Inc. .....................             49,400           3,334,500
                                                                     ----------

INTERNET-- 0.2%
ITXC Corp.(c) ..........................             27,300             399,263
                                                                     ----------

LODGING-- 4.6%
Extended Stay America, Inc. (c) ........            371,100           4,917,075
Hilton Hotels Corp. ....................            236,000           2,728,750
                                                                     ----------
                                                                      7,645,825
                                                                     ----------

OIL & GAS-DRILLING & EQUIPMENT-- 2.7%
R&B Falcon Corp. (c) ...................             71,400           1,990,275
Smith International, Inc. (c) ..........             31,700           2,585,531
                                                                     ----------
                                                                      4,575,806
                                                                     ----------

OIL & GAS-EXPLORATION & PRODUCTION-- 1.9%
Noble Affiliates, Inc. .................             87,200           3,237,300
                                                                     ----------

OIL & GAS-REFINING & MARKETING-- 0.5%
Valero Energy Corp. ....................             21,800             767,087
                                                                     ----------

RESTAURANTS-- 1.7%
Rare Hospitality International, Inc. (c)            142,500           2,903,437
                                                                     ----------

RETAIL-DEPARTMENT STORE-- 1.9%
Dollar Tree Stores, Inc. ...............             77,100           3,127,369
                                                                     ----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Investments as of September 30, 2000

INVESTMENTS  -- CONTINUED

DESCRIPTION                                         SHARES             VALUE(A)
-------------------------------------------------------------------------------

RETAIL-SPECIALTY-- 8.2%
ANC Rental Corp.(c) ....................             62,462     $       359,157
AutoNation, Inc. (c) ...................            361,900           2,171,400
Pier 1 Imports, Inc. ...................            394,600           5,351,762
Williams-Sonoma, Inc.(c) ...............             85,800           2,981,550
Yankee Candle, Inc.(c) .................            137,000           2,757,125
                                                                     ----------
                                                                     13,620,994
                                                                     ----------

SEMICONDUCTOR-EQUIPMENT-- 0.0%
Chippac, Inc.(c) .......................              4,700              55,813
                                                                     ----------

SERVICES-COMMERCIAL & CONSUMER-- 11.8%
AnswerThink Consulting Group, Inc. (c) .             10,000             162,500
CacheFlow, Inc.(c) .....................             61,900           8,851,700
Dendrite International, Inc(c) .........            111,600           2,992,275
Heidrick & Struggles International, Inc. (c)         43,400           2,229,675
MDC Corp, Inc. (c) .....................            124,700           1,137,887
Pegasus Systems, Inc.(c) ...............            224,800           4,397,650
                                                                     ----------
                                                                     19,771,687
                                                                     ----------

TELEPHONE-- 0.5%
CTC Communications Group, Inc. (c) .....             37,550             760,387
                                                                     ----------

TELECOMMUNICATIONS-CELLULAR-- 1.6%
Research in Motion, Ltd.(c) ............              3,500             344,969
SBA Communcations Corp.(c) .............             55,000           2,306,562
                                                                     ----------
                                                                      2,651,531
                                                                     ----------

TELECOMMUNICATIONS-EQUIPMENT-- 3.3%
Cosine Communications, Inc.(c) .........              5,700             316,706
Razorfish, Inc., Class A(c) ............            238,000           2,458,094
Tekelec, Inc.(c) .......................             86,000           2,827,250
                                                                     ----------
                                                                      5,602,050
                                                                     ----------

TELECOMMUNICATIONS-SERVICES-- 0.2%
CapRock Communications Corp. (c) .......             25,600             130,400
Intergrated Telecom Express, Inc. ......              8,100             168,075
                                                                     ----------
                                                                        298,475
                                                                     ----------

TOTAL COMMON STOCK
 (Identified Cost $140,143,063)                                     160,244,591
                                                                    -----------


                                                PRINCIPAL
DESCRIPTION                                      AMOUNT               VALUE(A)
-------------------------------------------------------------------------------

SHORT TERM INVESTMENT-- 1.5%

Repurchase Agreement with State Street Bank & Trust Co.
dated 9/29/2000 at 5.25% to be repurchased at
$2,438,066 on 10/02/2000, collateralized by
$2,450,000 U.S. Treasury Note, 4.875%,
due 3/31/2001 with a value of $2,489,813         $2,437,000    $      2,437,000
                                                                     ----------

TOTAL SHORT TERM INVESTMENT
 (Identified Cost $2,437,000) ................                        2,437,000
                                                                     ----------

TOTAL INVESTMENTS-- 97.4%
 (Identified Cost $142,580,063) (b) ..........                      162,681,591
Other assets less liabilities ................                        4,325,768
                                                                     ----------

TOTAL NET ASSETS-- 100.0% ....................                 $    167,007,359
                                                               =================

(a)  See Note 2 of Notes to Financial Statements.

(b)  Federal Tax Information: At
     September 30, 2000 the net
     unrealized appreciation on
     investments based on cost of
     $142,876,648 for federal income tax
     purposes was as follows:

     Aggregate gross unrealized appreciation
       for all investments in which there is
       an excess of value over tax cost.                       $     31,999,687
     Aggregate gross unrealized depreciation
       for all investments in which there is
       an excess of tax cost over value                             (12,194,744)
                                                                    ------------
     Net unrealized appreciation                               $     19,804,943
                                                               ================

(c)  Non-income producing security.


                See accompanying notes to financial statements.

                 KOBRICK GROWTH FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
Investments as of September 30, 2000

INVESTMENTS  -- 101.9% OF TOTAL NET ASSETS

DESCRIPTION                                         SHARES             VALUE(A)
-------------------------------------------------------------------------------

COMMON STOCKS-- 97.8%
BANKS-MAJOR REGIONAL--5.3%
First Union Corp. ......................             48,800     $     1,570,750
Firstar Corp. ..........................            127,700           2,857,287
PNC Bank Corp. .........................             25,100           1,631,500
Washington Mutual, Inc. ................             45,000           1,791,563
                                                                     ----------
                                                                      7,851,100
                                                                     ----------

BEVERAGES-ALCOHOLIC--2.8%
Anheuser-Busch Companies, Inc. .........             98,700           4,176,244
                                                                     ----------

BIOTECHNOLOGY--0.5%
Human Genome Sciences, Inc.(c) .........              4,600             796,375
                                                                     ----------

BROADCAST MEDIA--4.2%
AT&T Corp., Liberty Media Group, Class A (c)        123,800           2,228,400
Comcast Corp., Special Class A(c) ......             95,100           3,893,156
                                                                     ----------
                                                                       6,121,556
                                                                     ----------

COMPUTER HARDWARE--8.0%
EMC Corp. (c) ..........................             29,700           2,944,012
Hewlett-Packard Co. ....................             12,500           1,212,500
International Business Machines Corp. ..             25,200           2,835,000
Sun Microsystems, Inc.(c) ..............             40,600           4,740,050
                                                                     ----------
                                                                     11,731,562
                                                                     ----------

COMPUTER NETWORKING--3.6%
Cisco Systems, Inc. (c) ................             87,400           4,828,850
McData Corp.(c) ........................              4,200             516,141
                                                                     ----------
                                                                       5,344,991
                                                                     ----------

COMPUTER SOFTWARE--1.2%
Software.com, Inc. (c) .................              9,500           1,723,656
                                                                     ----------

CONSUMER FINANCE--6.4%
Capital One Financial Corp. ............             39,400           2,760,462
Providian Financial Corp. ..............             51,800           6,578,600
                                                                     ----------
                                                                      9,339,062
                                                                     ----------

ELECTRIC COMPANIES--7.3%
AES Corp. (c) ..........................             38,300           2,623,550
Calpine Corp.(c) .......................             18,400           1,920,500
Constellation Energy Group .............             54,700           2,721,325
Dynegy, Inc. ...........................             26,000           1,482,000
Pacific Gas & Electric Corp. ...........             72,600           1,756,012
Southern Energy, Inc. ..................              9,600             301,200
                                                                     ----------
                                                                     10,804,587
                                                                     ----------

ELECTRONICS-INSTRUMENT--3.0%
Celestica, Inc. ........................             37,900     $     2,624,575
Tektronix, Inc.(c) .....................             23,100           1,774,369
                                                                     ----------
                                                                      4,398,944
                                                                     ----------

ENTERTAINMENT--2.5%
Viacom, Inc. (c) .......................             38,000           2,223,000
Walt Disney Co. ........................             38,200           1,461,150
                                                                     ----------
                                                                      3,684,150
                                                                     ----------

FINANCIAL-DIVERSIFIED--2.0%
Citigroup, Inc. ........................             54,266           2,933,756
                                                                     ----------

HEALTHCARE-DRUGS--6.1%
Pfizer, Inc. ...........................             54,500           2,449,094
Pharmacia Corp. ........................             62,600           3,767,737
Priority Healthcare Corp. (c) ..........             35,300           2,691,625
                                                                     ----------
                                                                      8,908,456
                                                                     ----------

HEALTHCARE-LONG TERM CARE--1.4%
Healthsouth Corp. (c) ..................            250,200           2,032,875
                                                                     ----------

HEALTHCARE-SPECIALIZED SERVICES--4.1%
Cardinal Health, Inc. ..................             51,400           4,532,837
McKesson HBOC, Inc. ....................             49,800           1,522,013
                                                                     ----------
                                                                      6,054,850
                                                                     ----------

INSURANCE--1.5%
Marsh & McLennan Co., Inc. .............             16,000           2,124,000
                                                                     ----------

INTERNET--0.0%
Quokka Sports, Inc. (c) ................             14,700              58,341
                                                                     ----------

INVESTMENT BANKING/BROKERAGE--1.6%
Morgan Stanley Dean Witter & Co. .......             25,000           2,285,938
                                                                     ----------

MANUFACTURER-DIVERSIFIED--8.0%
Tyco International, Ltd. ...............            196,000          10,167,500
Tycom, Ltd.(c) .........................             40,900           1,569,537
                                                                     ----------
                                                                     11,737,037
                                                                     ----------

MEDICAL PRODUCTS & SUPPLIES--3.2%
Mallinckrodt, Inc. .....................            102,700           4,685,688
                                                                     ----------

OIL & GAS-DRILLING & EQUIPMENT--1.2%
R&B Falcon Corp. (c) ...................             62,600           1,744,975
                                                                     ----------


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Investments as of September 30, 2000

INVESTMENTS - CONTINUED

DESCRIPTION                                          SHARES            VALUE(A)
--------------------------------------------------------------------------------

Oil & GAS-EXPLORATION & PRODUCTION--4.9%
Anadarko Petroleum Corp. ...............             51,300     $     3,409,398
Exxon Mobil Corp. ......................             42,900           3,823,463
                                                                     ----------
                                                                      7,232,861
                                                                     ----------

OIL & GAS-SERVICES--0.9%
Halliburton Co. ........................             26,400           1,291,950
                                                                     ----------

RETAIL-FOOD CHAINS--1.9%
Kroger Co. (c) .........................            124,100           2,800,006
                                                                     ----------

RETAIL-GENERAL MERCHANDISE--1.8%
Wal-Mart Stores, Inc. ..................             56,200           2,704,625
                                                                     ----------

RETAIL-SPECIALTY--1.8%
CVS Corp. ..............................             58,100           2,690,756
                                                                     ----------

SEMICONDUCTOR-ELECTRONIC--7.2%
Conexant Systems, Inc(c) ...............             62,000           2,596,250
Flextronics International, Ltd. (c) ....             36,500           2,997,562
Maxim Integrated Products, Inc. (c) ....             18,000           1,447,875
SDL, Inc. (c) ..........................             11,500           3,557,094
                                                                     ----------
                                                                     10,598,781
                                                                     ----------

TELEPHONE--0.6%
CTC Communications Group, Inc. (c) .....             46,250             936,563
                                                                     ----------

TELECOMMUNICATIONS-EQUIPMENT--3.3%
Cosine Communications, Inc(c) ..........              5,000             277,813
Next Level Communications,Inc. (c) .....             27,500           1,818,437
Nortel Networks Corp. ..................             46,100           2,745,831
                                                                     ----------
                                                                      4,842,081
                                                                     ----------

TELECOMMUNICATIONS-LONG DISTANCE--1.5%
Qwest Communications International, Inc. (c)         46,600           2,239,713
                                                                     ----------

TOTAL COMMON STOCK
 (Identified Cost $131,021,799)                                     143,875,479
                                                                    -----------


                                                PRINCIPAL
DESCRIPTION                                      AMOUNT               VALUE(A)
-------------------------------------------------------------------------------

SHORT TERM INVESTMENT--4.1%

Repurchase Agreement with State Street
 Bank & Trust Co. dated 9/29/2000 at 5.25% to
 be repurchased at $5,966,609 on 10/02/2000,
 collateralized by $5,625,000 U.S. Treasury
 Bond, 6.625%, due 2/15/2027 with a value
 of $6,086,289 ...............................$ 5,964,000      $      5,964,000
                                                               ----------------

TOTAL SHORT TERM INVESTMENT
 (Identified Cost $5,964,000) ................                        5,964,000
                                                               ----------------

TOTAL INVESTMENTS--101.9%
 (Identified Cost $136,985,799) (b) ..........                      149,839,479
Other assets less liabilities                                        (2,779,648)
                                                               ----------------

TOTAL NET ASSETS--100.0%                                       $    147,059,831
                                                               ================

(a)  See Note 2 of Notes to Financial Statements.

(b)  Federal Tax Information: At
     September 30, 2000 the net
     unrealized appreciation on
     investments based on cost of
     $138,138,581 for federal income tax
     purposes was as follows:

     Aggregate gross unrealized appreciation
      for all investments in which there is
      an excess of value over tax cost                         $     15,201,086
     Aggregate gross unrealized depreciation
      for all investments in which there is
      an excess of tax cost over value                               (3,500,188)
                                                               ----------------
     Net unrealized appreciation                               $     11,700,898
                                                               ================

(c)  Non-income producing security.

                See accompanying notes to financial statements.

                           STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000


                                                                  KOBRICK          KOBRICK            KOBRICK
                                                                  CAPITAL       EMERGING GROWTH        GROWTH
                                                                    FUND             FUND               FUND
                                                               -------------------------------------------------
ASSETS
   Investments, at value
      Securities (cost $282,391,637, $140,143,063
      and $131,021,799, respectively)                           $ 313,106,639     $ 160,244,591    $  143,875,479
      Repurchase Agreements                                         7,583,000         2,437,000         5,964,000
    Cash ..................................................               830               395               493
    Investments held as collateral for loaned securities ..        30,241,974        32,147,255         3,789,899
    Dividends and interest receivable .....................            55,961            15,227            73,412
    Receivable for securities sold ........................        30,538,517         6,199,229         3,340,206
    Receivable for Fund shares sold .......................           622,197           261,685           311,482
    Securities lending income receivable ..................            29,167            29,167             8,334
    Deferred organizational costs .........................            18,302            18,300              --
                                                                -------------     -------------    --------------
      TOTAL ASSETS                                                382,196,587       201,352,849       157,363,305

LIABILITIES
    Payable for securities purchased ......................        25,446,627         1,859,743         6,183,392
    Collateral on securities loaned, at value .............        30,241,974        32,147,255         3,789,899
    Payable for Fund shares redeemed ......................           634,343           150,200           153,661
    Investment advisory fee payable .......................           200,132            81,933            90,495
    Deferred Trustees' fees ...............................             3,534             1,691             1,525
    Accounts payable and accrued expenses .................           159,684           104,668            84,502
                                                                -------------     -------------    --------------
      TOTAL LIABILITIES                                            56,686,294        34,345,490        10,303,474
                                                                -------------     -------------    --------------
NET ASSETS                                                      $ 325,510,293     $ 167,007,359     $ 147,059,831
                                                                ==============    =============     =============

NET ASSETS CONSIST OF:
      Paid in capital .......................................   $ 325,381,579     $ 153,128,526     $ 126,183,440
      Undistributed net investment income (loss) ............          (3,534)           (1,691)           (1,525)
      Accumulated net realized gain (loss) on investments ...     (30,582,754)       (6,221,004)        8,024,236
      Net unrealized appreciation (depreciation) of
          investments                                              30,715,002        20,101,528        12,853,680
                                                                -------------     -------------    --------------

NET ASSETS                                                      $ 325,510,293     $ 167,007,359     $ 147,059,831
                                                                ==============    =============     =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  CLASS A SHARES:
    Net assets ............................................   $   193,897,180   $   111,658,333   $   103,087,425
                                                                ==============    =============     =============
    Shares of beneficial interest .........................        10,179,775         5,741,288         4,757,367
                                                                ==============    =============     =============
    Net asset value and redemption price per share ........   $         19.05   $         19.45   $         21.67
                                                                ==============    =============     =============

    Offering price per share (100/94.25 of net asset
    value, based on single purchases of less than $50,000;
    reduced sales charges apply for purchases in excess
    of this amount) .......................................   $         20.21   $         20.64   $         22.99
                                                                ==============    =============     =============
  CLASS B SHARES: (redemption price is equal to net
     asset value less any applicable contingent
     deferred sales charges)
    Net assets ............................................   $    89,645,073   $    41,601,090   $    35,680,196
                                                                ==============    =============     =============
    Shares of beneficial interest .........................         4,736,916         2,150,637         1,656,897
                                                                ==============    =============     =============
    Net asset value and offering price per share ..........   $         18.92   $         19.34   $         21.53
                                                                ==============    =============     =============

  CLASS C SHARES: (redemption price is equal to net
     asset value less any applicable contingent
     deferred sales charges)
    Net assets ............................................   $    16,247,285   $     9,804,149   $     6,546,445
                                                                ==============    =============     =============
    Shares of beneficial interest .........................           858,495           506,981           303,921
                                                                ==============    =============     =============
    Net asset value and offering price per share ..........   $         18.93   $         19.34   $         21.54
                                                                ==============    =============     =============
  CLASS Y SHARES:
    Net assets ............................................   $    25,720,755   $     3,943,787   $     1,745,765
                                                                ==============    =============     =============
    Shares of beneficial interest .........................         1,347,251           202,358            80,342
                                                                ==============    =============     =============
    Net asset value, offering and redemption price per share  $         19.09   $         19.49   $         21.73
                                                                ==============    =============     =============



                See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2000


                                                                   KOBRICK            KOBRICK          KOBRICK
                                                                   CAPITAL         EMERGING GROWTH     GROWTH
                                                                    FUND                FUND            FUND
                                                                -------------    ----------------- --------------
  INVESTMENT INCOME
    Dividends (net of foreign withholding taxes
    of $552, $3,185, and $2,485, respectively).............   $       668,060   $       215,028   $       431,826
    Interest ..............................................         1,643,007           811,221           269,022
    Securities lending income .............................            58,334            58,334            16,668
                                                                -------------     -------------   ---------------
                                                                    2,369,401         1,084,583           717,516

  EXPENSES
      Investment advisery fees ..............................       2,851,423         1,354,763         1,068,635
      Service fees - Class A ................................         480,043           253,062           210,646
      Service and distribution fees - Class B ...............         550,051           245,432           177,121
      Service and distribution fees - Class C ...............         101,034            60,549            41,538
      Trustees' fees and expenses ...........................          21,748            15,103            14,397
      Accounting and administrative fees ....................         144,067            78,780            66,948
      Custodian fees ........................................         133,158           101,702            99,432
      Transfer agent fees - Class A, Class B, Class C .......         530,727           285,372           203,390
      Transfer agent fees - Class Y .........................          28,025             3,676               752
      Audit and tax services ................................          29,000            29,000            29,000
      Legal fees ............................................          37,397            17,269            15,089
      Printing ..............................................          19,407             8,623             6,735
      Registration fees .....................................          92,778            81,702            69,001
      Amortization of organizational costs ..................           9,586             9,588              --
      Other .................................................          14,392             6,451             6,995
                                                                -------------     -------------   ---------------
  Total expenses before reductions                                  5,042,836         2,551,072         2,009,679
                                                                -------------     -------------   ---------------

      Less fees waived/deferred by investment adviser .......        (325,567)         (287,633)         (351,481)
      Less other reductions .................................         (93,170)           (5,734)         (129,338)
                                                                -------------     -------------   ---------------
    Net expenses ..........................................         4,624,099         2,257,705         1,528,860
                                                                -------------     -------------   ---------------
    Net investment income (loss) ..........................        (2,254,698)       (1,173,122)         (811,344)
                                                                 -------------     -------------   ---------------

  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) on investments - net .............       (30,206,023)       (5,944,321)        9,912,487
    Change in unrealized appreciation (depreciation)
    of investments - net ..................................        25,849,085        15,361,939        11,832,995
                                                                -------------     -------------   ---------------
    Net realized and unrealized gain (loss) on investments         (4,356,938)        9,417,618        21,745,482
                                                                -------------     -------------   ---------------

  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $  (6,611,636)    $   8,244,496   $    20,934,138
                                                                ==============    =============   ===============



                See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 KOBRICK                          KOBRICK                         KOBRICK
                                                 CAPITAL                      EMERGING GROWTH                     GROWTH
                                                   FUND                            FUND                            FUND
                                        -------------------------       -------------------------       -------------------------
                                                YEAR ENDED                       YEAR ENDED                      YEAR ENDED
                                               SEPTEMBER 30,                   SEPTEMBER 30,                   SEPTEMBER 30,
                                        -------------------------       -------------------------       -------------------------
                                            2000            1999            2000           1999             2000            1999
                                        ----------      ----------      -----------     ------------    -----------     -----------

FROM OPERATIONS:
  Net investment income (loss) ......  $(2,254,698)     $(852,881)     $(1,173,122)     $(472,282)       $(811,344)       $(161,123)
  Net realized gain (loss)
    on investments ..................  (30,206,023)    16,177,706       (5,944,321)    10,214,647        9,912,487       (1,064,205)
  Change in unrealized appreciation
    (depreciation) on investments ...   25,849,085      1,627,744       15,361,939      4,046,441       11,832,995          975,250
                                        ------------    -----------     -----------     -----------     -----------     -----------
  Increase (decrease) in net assets
    resulting from operations .......  (6,611,636)     16,952,569        8,244,496     13,788,806       20,934,138         (250,078)
                                        ------------    -----------     -----------     -----------     -----------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A .........................      --              --              --              --              --                  (273)
  Net realized capital gains
    Class A .........................  (15,058,424)        --           (8,538,224)        --              --                  --
                                        ------------    -----------     -----------     -----------     -----------     -----------
                                       (15,058,424)        --           (8,538,224)        --              --                  (273)
                                        ------------    -----------     -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
DERIVED FROM CAPITAL SHARE
  TRANSACTIONS ......................   244,301,318      58,463,760      115,126,397     20,055,647      79,298,613      46,022,992
                                        ------------    -----------     ------------    -----------     -----------     -----------
Total increase (decrease) in
   net assets .......................   222,631,258      75,416,329      114,832,669     33,844,453     100,232,751      45,772,641
                                        -----------     -----------     ------------     ----------     -----------     -----------

NET ASSETS
  Beginning of year .................   102,879,035      27,462,706     52,174,690       18,330,237      46,827,080       1,054,439
                                        ------------    -----------     -----------     -----------     -----------     -----------
  End of year .......................  $325,510,293    $102,879,035   $167,007,359     $ 52,174,690   $ 147,059,831    $ 46,827,080
                                        ============    ===========    ============     ===========     ===========     ===========

UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) ....................   $   (3,534)    $    --        $     (1,691)    $    --        $      (1,525)   $      --
                                        ============    ===========     ===========     ===========     ===========     ===========


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
KOBRICK CAPITAL FUND

For a share outstanding throughout each period.


                                                                        FOR THE
                                                                         PERIOD
                                                       YEAR ENDED    1997(A) THROUGH
                                                       SEPTEMBER 30,   DECEMBER 31,          FOR THE PERIOD
                                                   -----------------   SEPTEMBER 30,  OCTOBER 29, 1999(A) THROUGH
                                                     2000      1999        1998            SEPTEMBER 30, 2000
                                                  ---------------------  -------      ----------------------------
                                                               CLASS A                CLASS B   CLASS C    CLASS Y
                                                  -------------------------------    --------- ---------  ---------
Net asset value, beginning of the period ......   $ 17.21     $ 10.71     $ 10.00     $ 15.64   $ 15.64    $ 15.64
                                                  -------     -------     -------     -------   -------    -------

Income (loss) from investment operations
   Net investment income (loss) (c) ...........     (0.14)      (0.18)      (0.13)      (0.24)    (0.25)     (0.08)
   Net realized and unrealized
    gain (loss) on investments ................      4.35(g)     6.68        0.84        3.52(g)   3.54(g)    3.53(g)
                                                     ----        ----        ----        ----      ----       ----

Total from investment operations ..............      4.21        6.50        0.71        3.28      3.29       3.45
                                                     ----        ----        ----        ----      ----       ----


Less distributions
   Distributions from net realized
     capital gains ............................     (2.37)        --         --           --        --         --
                                                     ----        ----        ----        ----      ----       ----
Total distributions ...........................     (2.37)        --         --           --        --         --
                                                     ----        ----        ----        ----      ----       ----

Net asset value, end of the period ............   $ 19.05     $ 17.21     $ 10.71     $ 18.92   $ 18.93    $ 19.09
                                                  =======     =======     =======     =======   =======    =======


 Total return (%) (b) .........................     27.99       60.69        7.10       20.97     21.04      22.06

Net assets, end of the period (000) ........... $ 193,897   $ 102,879   $  27,463    $ 89,645   $16,247    $25,721

Ratios to average net assets:
    Expenses (%) (d)(e) .......................      1.51        1.75        1.75        2.25      2.25       1.25
    Expenses after expense reductions (%) (d)(e)     1.48(f)     1.75        1.75        2.21(f)   2.21(f)    1.22(f)
    Net investment income (loss) (%)(d) .......     (0.67)      (1.09)      (1.38)      (1.29)    (1.32)     (0.43)

Portfolio turnover rate (%) ...................     1,320         778         350       1,320     1,320      1,320



(a)  Commencement of operations.

(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods less than one year are not annualized.

(c)  Calculated using the average shares outstanding during the period.

(d)  Computed on an annualized basis for periods less than one year.

(e) Kobrick Funds LLC agreed to reimburse a portion of the Fund's expenses during the periods shown. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with certain brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(g) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

KOBRICK EMERGING GROWTH FUND
For a share outstanding throughout each period.


                                                                        FOR THE
                                                                         PERIOD
                                                       YEAR ENDED    1997(A) THROUGH
                                                       SEPTEMBER 30,   DECEMBER 31,          FOR THE PERIOD
                                                   -----------------   SEPTEMBER 30,  OCTOBER 29, 1999(A) THROUGH
                                                     2000      1999        1998            SEPTEMBER 30, 2000
                                                  ---------------------  -------      ----------------------------
                                                               CLASS A                CLASS B   CLASS C    CLASS Y
                                                  -------------------------------    --------- ---------  ---------

Net asset value, beginning of the period .......  $ 16.54     $10.14      $ 10.00    $  15.19   $  15.19   $  15.19
                                                  -------     ------      -------    --------   --------   --------
Income from investment operations
Net investment income (loss) (c) ...............    (0.15)     (0.18)      (0.11)       (0.25)     (0.26)     (0.07)
Net realized and unrealized gain
  (loss) on investments ........................     5.77       6.58        0.25(g)      4.40       4.41       4.37
                                                     ----       ----        ----         ----       ----       ----
Total from investment operations ...............     5.62       6.40        0.14         4.15       4.15       4.30
                                                     ----       ----        ----         ----       ----       ----


Less distributions
Distributions from net realized capital gains ..    (2.71)       --          --           --         --         --
                                                     ----       ----        ----         ----       ----       ----
Total distributions ............................    (2.71)       --          --           --         --         --
                                                     ----       ----        ----         ----       ----       ----

Net asset value, end of the period .............   $ 19.45    $16.54      $10.14     $  19.34   $  19.34   $  19.49
                                                   =======    ======      ======     ========   ========   ========



Total return (%)(b) ............................     39.24     63.12        1.40        27.32      27.32      28.31

Net assets, end of the period (000) ............ $ 111,658  $ 52,175    $ 18,330     $ 41,601    $ 9,804    $ 3,944

Ratios to average net assets:
Expenses (%) (d)(e) ............................      1.51      1.75        1.75         2.25       2.25       1.25
Expenses after expense reductions (%) (d)(e) ...      1.51(f)   1.75        1.75         2.25(f)    2.25(f)    1.25(f)
Net investment income (loss) (%)(d) ............     (0.73)    (1.24)      (1.16)       (1.37)     (1.38)     (0.37)

Portfolio turnover rate (%) ....................       678        442        287          678        678        678



(a)  Commencement of operations.

(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods less than one year are not annualized.

(c)  Calculated using the average shares outstanding during the period.

(d)  Computed on an annualized basis for periods less than one year.

(e) Kobrick Funds LLC agreed to reimburse a portion of the Fund's expenses during the periods shown. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with certain brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(g) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

KOBRICK GROWTH FUND
For a share outstanding throughout each period.



                                                                        FOR THE
                                                                         PERIOD
                                                       YEAR ENDED    1997(A) THROUGH
                                                       SEPTEMBER 30,   DECEMBER 31,          FOR THE PERIOD
                                                   -----------------   SEPTEMBER 30,  OCTOBER 29, 1999(A) THROUGH
                                                     2000      1999        1998            SEPTEMBER 30, 2000
                                                  ---------------------  -------      ----------------------------
                                                               CLASS A                CLASS B   CLASS C    CLASS Y
                                                  -------------------------------    --------- ---------  ---------
Net asset value, beginning of the period .......  $  15.41    $ 10.32     $10.00     $  16.21   $  16.21   $  16.21
                                                  --------    -------     ------     --------   --------   --------

Income from investment operations
Net investment income (loss) (c) ...............     (0.13)     (0.08)     0.00(h)      (0.26)     (0.26)     (0.06)
Net realized and unrealized gain (loss)
  on investments ...............................      6.39       5.17(g)    0.32         5.58       5.59       5.58
                                                      ----       ----       ----         ----       ----       ----

Total from investment operations ...............      6.26       5.09       0.32         5.32       5.33       5.52
                                                      ----       ----       ----         ----       ----       ----

Less distributions
Dividends from net investment income ...........        --       0.00(h)     --          --         --         --
                                                      ----       ----       ----         ----       ----       ----
Total distributions ............................        --       0.00        --          --         --         --
                                                      ----       ----       ----         ----       ----       ----

Net asset value, end of the period .............  $  21.67    $ 15.41     $10.32     $  21.53   $  21.54   $  21.73
                                                  ========    =======     ======     ========   ========   ========



Total return (%)(b) ............................     40.62      49.35       3.20        32.82      32.88      34.05

Net assets, end of the period (000) ............  $103,087    $46,827     $1,054     $ 35,680   $  6,546   $  1,746

Ratios to average net assets:
Expenses (%) (d)(e) ............................      1.40       1.40       1.40         2.15       2.15       1.15
Expenses after expense reductions (%) (d) ......      1.29(f)    1.40       1.40         1.99       2.01       0.95
Net investment income (loss) (%) (d) ...........     (0.62)     (0.55)      0.32        (1.30)     (1.32)     (0.28)

Portfolio turnover rate (%) ....................       826        632         11          826        826        826



(a)  Commencement of operations.

(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods less than one year are not annualized.

(c)  Calculated using the average shares outstanding during the period.

(d)  Computed on an annualized basis for periods less than one year.

(e) Kobrick Funds LLC agreed to reimburse a portion of the Fund's expenses during the periods shown. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with certain brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(g) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(h)  Amount is less than $0.01.


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Year Ended September 30, 2000

NOTE 1-- ORGANIZATION

The Nvest Kobrick Investment Trust, a Massachusetts business trust (the "Trust"), was organized on October 10, 1997, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a diversified open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust in multiple series. The Trust consists presently of three separate series:
Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (individually, a "Fund" and, collectively, the "Funds"). The investment objective of the Kobrick Capital Fund is to seek maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations. The investment objective of the Kobrick Emerging Growth Fund is to seek to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations. The investment objective of the Kobrick Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the Fund's investment adviser believes have better than average long-term growth potential.

The Funds' investment adviser is Kobrick Funds LLC ("Kobrick"), a wholly owned subsidiary of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. (See Note 9.) Kobrick was formed in May 1999 and on July 7, 1999 the business carried on by its predecessor ("former adviser") was contributed to Kobrick.

At a meeting of the Funds' Board of Trustees held on October 5, 1999, the Board authorized the Funds to issue multiple classes of shares. Effective November 1, 1999, the Funds publicly offer Class A, Class B, Class C and Class Y shares. Class A shares purchased after October 29, 1999 are sold with a maximum front end sales charge of 5.75%. All shareholders invested in any of the Funds before the new share classes became effective were automatically converted to Class A "load waived" shares and were allowed to continue to invest without paying any commissions. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors and impose certain eligibility and investment requirements. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated.

NOTE 2-- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     SECURITY VALUATION: Each Fund's investment securities which are traded on stock exchanges or are quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are valued, or if not traded on a particular day, at the closing bid prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if the last sale prices are not readily available, at the last bid prices as quoted by the brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value. Options, interest rate futures and options thereon that are tracked on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

     REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Kobrick has determined are creditworthy. The repurchase agreements are collateralized by U.S. Government securities. The Funds' custodian takes possession of the underlying collateral on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value of the collateral held, including accrued interest, is at least equal to 102% of the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividend income on investment securities, less foreign taxes withheld, if any, is recorded on ex-dividend date. Interest income on investment securities is recorded on an accrual basis.

     EXPENSES: Certain of the Trust's expenses are allocated equally to those Funds which make up the Trust. Other expenses of the Trust are allocated to the respective Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2000

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Trustees approve separate dividends on each class of shares. It is the policy of each Fund to declare and pay dividends from net investment income at least annually. Each Fund will distribute net realized capital gains (including net short-term capital gains) unless offset by any available capital loss carryforward at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax differences will result in reclassifications to capital accounts.

     FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income tax has been made. At September 30, 2000, the Kobrick Capital Fund had a capital loss carryforward of $1,117,558 and the Kobrick Emerging Growth Fund had a capital loss carryforward of $1,500,588, all of which will expire on September 30, 2008. The Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund elected to defer losses of $28,303,857, $4,423,831 and $143,783, respectively, to their fiscal years ending September 30, 2001.

     ORGANIZATION COSTS: Costs and expenses of the Trust in connection with the organization of the Trust and the initial offering of shares of each Fund, excluding the Kobrick Growth Fund, have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that a benefit is expected to be realized, not to exceed sixty months. If any of the initial shares of the Kobrick Capital Fund and Kobrick Emerging Growth Fund are redeemed during the amortization period of these organizational costs by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the unamortized organizational costs. Organizational costs associated with the Kobrick Growth Fund have been borne by Kobrick.

     LINE OF CREDIT: The Trust has entered into a $7,500,000 committed line of credit with State Street Bank and Trust Company ("State Street"). Borrowings under this line of credit agreement may not exceed 5% of each Fund's total assets and may not exceed prospectus limitations. Interest on borrowings is payable at the State Street's Cost of Funds plus 0.75% per annum. Under this Agreement, the Trust has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the year ended September 30, 2000, the Trust had no borrowings against the line of credit.

NOTE 3-- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEES: The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobrick. Under the agreement, Kobrick provides investment management services to the Trust, and is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on average daily net assets of each Fund.

ACCOUNTING AND ADMINISTRATIVE EXPENSE: Nvest Services Company, Inc. ("NSC") is a subsidiary of Nvest and performs certain accounting and administrative services for the Funds including : (i) performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Funds and (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance. For the services provided, each Fund pays NSC the greater of the following: (i) an annual fee payable in equal monthly installments equal to $70,000 per Fund; or
(ii) a monthly fee at the annual rate of 0.07% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $300 million of the Fund's average daily net assets and 0.03% of such assets in excess of $400 million. For the year ended September 30, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid NSC $139,067, $73,780 and $61,948, respectively. Prior to October 1, 1999, State Street provided the accounting and administrative services.

TRANSFER AGENT FEES: NSC is the transfer and shareholder servicing agent and Boston Financial Data Services, Inc. ("BFDS") serves as the sub-transfer agent for the Funds. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Funds for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended September 30, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid $364,791, $195,497 and $135,754, respectively, to NSC as compensation for its services in that capacity. Prior to October 1, 1999, BFDS provided transfer agent and shareholder services.

SERVICE AND DISTRIBUTION FEES: Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Funds' Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Funds' Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays Nvest Funds Distributor, L.P. ("Nvest Distributor"), the Funds' distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Distributor) incurred by Nvest Distributor in providing personal services to investors owning Class A shares and/or the maintenance of shareholder accounts. For the year ended September 30, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid Nvest Distributor $480,043, $253,062 and $210,646, respectively under the Class A Plan.

--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2000

Under the Class B and Class C Plans, each Fund pays Nvest Distributor a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Distributor) incurred by Nvest Distributor in providing personal services to investors in Class B and Class C shares or the maintenance of shareholder accounts. For the year ended September 30, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid Nvest Funds $137,513, $61,358 and $44,280 respectively under the Class B Plan and $25,259, $15,137 and $10,385, respectively under the Class C Plan.

Also under the Class B and Class C Plans, each Fund pays Nvest Distributor a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Distributor) incurred by Nvest Distributor in connection with the marketing or sale of Class B and Class C shares. For the year ended September 30, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid Nvest Distributor $412,538, $184,074 and $132,841, respectively under the Class B Plan and $75,775, $45,412 and $31,153, respectively under the Class C Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Distributor by investors in shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund during the year ended September 30, 2000, amounted to $2,304,229, $1,013,269 and $719,799, respectively.

TRUSTEES FEES AND EXPENSES: No officer, director or employee of Kobrick, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. Each Trustee who is not an "affiliated person" receives an annual retainer fee from the Trust of $4,000 and, effective June 5, 2000, meeting attendance fees of $2,000 for each meeting of the Board of Trustees attended. Effective June 5, 2000, each audit and operations committee member receives a fee of $2,000 for each audit and operations committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee for attending such meetings.

A deferred compensation plan is available to the Trustees on a voluntary basis. Upon distribution, each participating Trustee will receive an amount equal to the value of such deferred compensation, had it been invested in the Funds selected by each Trustee on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

NOTE 4-- EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATION
Effective November 1, 1999, Kobrick has given a binding undertaking to the Funds, through at least January 31, 2001, to limit the amount of total expenses, excluding certain expenses, to 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets for the Class A, B, C and Y shares, respectively of the Kobrick Capital Fund and Kobrick Emerging Growth Fund and 1.40%, 2.15%, 2.15% and 1.15% for the Class A, B, C and Y shares, respectively of the Kobrick Growth Fund. Accordingly, to the extent total expenses exceed the amount of the respective limit, Kobrick will reduce its management fees and/or reimburse the Funds for certain expenses. With respect to each Fund, Kobrick shall be permitted to recover expenses it has borne after November 1, 1999 (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund's expenses fall below the rates set forth above; provided however, that a Fund is not obligated to pay any such amounts more than one year after the end of the fiscal year in which the fee was deferred. For the year ended September 30, 2000, Kobrick deferred $298,436, $263,664 and $322,191 of its management fees for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

Until October 29, 1999, the Funds had only one class of shares and Kobrick agreed to limit expenses to the annual rates of 1.75%, 1.75% and 1.40% of average daily net assets for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively. For the year ended September 30, 2000, Kobrick waived $27,131, $23,969 and $29,290 of its management fees for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

Commencing in March, 2000, the Funds entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as reductions of expenses in the Statements of Operations. For the year ended September 30, 2000, expenses were reduced by $93,170, $5,734 and $129,338 for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

NOTE 5--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate amounts of purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2000, were as follows:

                                    PURCHASES              SALES
                                ----------------     ----------------
Kobrick Capital Fund .......... $  3,517,289,558     $  3,297,365,089
                                ----------------     ----------------
Kobrick Emerging Growth Fund .. $    918,350,236     $    815,842,293
                                ----------------     ----------------
Kobrick Growth Fund ........... $    914,203,335     $    835,686,518
                                ----------------     ----------------

--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2000

NOTE 6--CAPITAL SHARES

At September 30, 2000, Cendant Corporation ("Cendant") owned 17.0%, 27.0%, and 36.0% of the Kobrick Capital Fund, Kobrick Emerging Growth Fund, and Kobrick Growth Fund, respectively. Cendant no longer maintains an interest in the Funds' investment adviser as a result of the contribution of business to Kobrick described in Note 1. In conjunction with this contribution, the former adviser has entered into an agreement with Cendant whereby certain restrictions have been placed on Cendant's ability to redeem shares in the Funds through December 31, 2000. Partial redemptions, however, are permitted through December 31, 2000 and such redemptions could have a material impact on the net assets of the Funds.

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:



                                                                             YEAR ENDED SEPTEMBER 30,
                                                                             ------------------------
                                                                     2000                               1999
                                                        -----------------------------    ---------------------------------
KOBRICK CAPITAL FUND                                        SHARES             AMOUNT         SHARES           AMOUNT
--------------------                                     ------------      --------------- ------------    ---------------
CLASS A*
--------
Shares sold ......................................         16,030,226     $   350,740,448     11,084,151     $196,225,287
Shares issued in connection with the reinvestment of:
Distributions from net realized gain .............            986,268          14,981,407           --             --
                                                              -------          ----------     ----------     ------------

                                                           17,016,494         365,721,855     11,084,151      196,225,287
Shares repurchased ...............................        (12,814,231)       (270,607,983     (7,670,163)    (137,761,527)
                                                          -----------        ------------     ----------     ------------
Net increase (decrease) ..........................          4,202,263     $    95,113,872      3,413,988     $ 58,463,760
                                                            ---------     ---------------      ---------     ------------

                                                                     FOR THE PERIOD
                                                                   OCTOBER 29, 1999(A)
                                                                         THROUGH
                                                                   SEPTEMBER 30, 2000
                                                         ------------------------------
                                                            SHARES             AMOUNT
                                                         ------------      -------------
CLASS B
-------
Shares sold ......................................          5,110,363     $   114,737,919
Shares repurchased ...............................           (373,447)         (7,751,507)
                                                             --------          ----------
Net increase (decrease) ..........................          4,736,916     $   106,986,412
                                                            ---------     ---------------

CLASS C
-------
Shares sold ......................................            989,657     $    21,547,422
Shares repurchased ...............................           (131,162)         (2,701,111)
                                                             --------          ----------
Net increase (decrease) ..........................            858,495     $    18,846,311
                                                              -------     ---------------

CLASS Y
-------
Shares sold ......................................          2,492,072     $    47,638,730
Shares repurchased ...............................         (1,144,821)        (24,284,007)
                                                           ----------         -----------
Net increase (decrease) ..........................          1,347,251     $    23,354,723
                                                            ---------     ---------------

Increase (decrease) derived from
capital share transacions ........................         11,144,925     $   244,301,318      3,413,988     $ 58,463,760
                                                           ==========     ===============      =========     ============


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                             ------------------------
                                                                     2000                               1999
                                                        -----------------------------    ---------------------------------
KOBRICK EMERGING GROWTH FUND                                 SHARES             AMOUNT         SHARES           AMOUNT
--------------------                                     ------------      --------------- ------------    ---------------
CLASS A*

Shares sold ......................................         17,002,298     $   340,733,729      9,037,310     $149,214,081
Shares issued in connection with the reinvestment of:
Distributions from net realized gain .............            577,486           8,506,362           --               --
                                                              -------          ----------     ----------     ------------
                                                           17,579,784         349,240,091      9,037,310      149,214,081
Shares repurchased ...............................        (14,992,359)       (296,810,672)    (7,690,691)    (129,158,434)
                                                          -----------        ------------     ----------     ------------
Net increase (decrease) ..........................          2,587,425     $    52,429,419      1,346,619     $ 20,055,647
                                                            ---------     ---------------      ---------     ------------

                                                                              23

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Year Ended September 30, 2000


                                                                  FOR THE PERIOD
                                                                OCTOBER 29, 1999(A)
                                                                      THROUGH                        YEAR ENDED
                                                                SEPTEMBER 30, 2000               SEPTEMBER 30, 1999
                                                           ------------------------------       --------------------
                                                              SHARES            AMOUNT
                                                           -----------    ----------------
CLASS B
-------
Shares sold ......................................          2,351,882     $    50,947,821
Shares repurchased ...............................           (201,245)         (4,103,739)
                                                             --------          ----------
Net increase (decrease) ..........................          2,150,637     $    46,844,082
                                                            ---------     ---------------

                                                              SHARES            AMOUNT
                                                           ------------   -----------------
CLASS C
-------
Shares sold ......................................            548,320     $    11,811,166
Shares repurchased ...............................            (41,339)           (810,265)
                                                              -------            --------
Net increase (decrease) ..........................            506,981     $    11,000,901
                                                              -------     ---------------


CLASS Y
-------
Shares sold ......................................            360,190     $     7,829,212
Shares repurchased ...............................           (157,832)         (2,977,217)
                                                             --------          ----------
Net increase (decrease) ..........................            202,358     $     4,851,995
                                                              -------     ---------------
Net increase (decrease) derived from capital
share transactions ...............................          5,447,401     $   115,126,397      1,346,619     $ 20,055,647
                                                            =========     ===============      =========     ============


                                                                              YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------------------------
                                                                    2000                                1999
                                                           -----------------------------      ---------------------------
KOBRICK GROWTH FUND                                          SHARES             AMOUNT          SHARES          AMOUNT
-------------------                                        -----------    --------------      -----------   -------------
Class A*
--------
Shares sold ......................................         19,651,948     $   371,992,961      3,281,085     $ 51,206,741
Shares issued in connection with the reinvestment of:
Dividends from net investment income .............               --                  --               21              273
                                                           ----------       -------------      ---------     ------------
                                                           19,651,948         371,992,961      3,281,106       51,207,014
Shares repurchased ...............................        (17,933,965)       (335,964,185       (343,911)      (5,184,022)
                                                          -----------        ------------       --------       ----------
Net increase (decrease) ..........................          1,717,983     $    36,028,776      2,937,195     $ 46,022,992
                                                            ---------     ---------------      ---------     ------------


                                                                  FOR THE PERIOD
                                                                OCTOBER 29, 1999(A)
                                                                THROUGH YEAR ENDED
                                                                SEPTEMBER 30, 2000                SEPTEMBER 30, 1999
                                                           -----------------------------        ---------------------
CLASS B
-------
Shares sold ......................................          1,765,474     $    37,723,733
Shares repurchased ...............................           (108,577)         (2,358,591)
                                                             --------          -----------
Net increase (decrease) ..........................          1,656,897     $    35,365,142
                                                            ---------     ---------------
CLASS C
-------
Shares sold ......................................            325,023     $     6,644,269
Shares repurchased ...............................            (21,102)           (447,028)
                                                              -------            --------
Net increase (decrease) ..........................            303,921     $     6,197,241
                                                              -------     ---------------

CLASS Y
-------
Shares sold ......................................             96,501     $     2,045,140
Shares repurchased ...............................            (16,159)           (337,686)
                                                              -------            --------
Net increase (decrease) ..........................             80,342     $     1,707,454
                                                               ------     ---------------

Net increase (decrease) derived from capital
share transactions ...............................          3,759,143     $    79,298,613      2,937,195     $ 46,022,992
                                                            =========     ===============      =========     ============



(a) Commencement of operations

* Purchases (including reinvestment of dividends) and sales of capital shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund by Cendant for the year ended September 30, 2000, were purchases of 8,970,966 shares with a cost of $195,861,622, 13,722,873 shares with a cost of $269,589,903 and 17,082,451 shares with a cost of $319,391,004, respectively; sales of 8,582,715 shares with a value of $189,964,091, 13,365,459 shares with a value of $264,325,191 and 17,082,451 shares with a value of

--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2000

$319,391,004, respectively. Purchases (including reinvestment of dividends) and sales of capital shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund by Cendant for the year ended September 30, 1999, were purchases of 5,360,968 shares with a cost of $102,259,435, 6,251,014 shares with a cost of $105,436,604 and 2,348,936 shares with a cost of $37,044,805, respectively; sales of 4,948,434 shares with a value of $90,259,435, 5,793,797 shares with a value of $98,436,604, and 0 shares with a value of $0, respectively.

NOTE 7-- TRANSACTIONS WITH AFFILIATED COMPANIES
As a result of Cendant's ownership of shares of the Funds (see Note 6), it is considered an affiliate of the Funds. Certain Funds made purchases and sales of Cendant's common stock during the period. The transactions were as follows:


                                                                                                              BALANCE AS OF
                                                         PURCHASES                     SALES               SEPTEMBER 30, 2000
                                                   -----------------------   ------------------------      ------------------
                                 AFFILIATES           COST        SHARES          COST        SHARES          VALUE   SHARES
                                 ----------           ----        ------          ----        ------          -----   ------
Kobrick Capital Fund            Cendant Corp.    $ 14,458,727     756,000    $ 14,458,727     756,000         $  --     --
Kobrick Growth Fund             Cendant Corp.    $  6,203,821     333,700    $  6,677,798     355,800         $  --     --



NOTE 8-- SECURITIES LENDING
The Funds have entered into an agreement with a third party to lend their securities in order to earn additional income. Each Fund receives collateral in the form of U.S. Treasury obligations or cash against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At September 30, 2000, the market value of loaned securities and U.S. Treasury Bonds held as collateral were as follows:


                                SECURITIES LOANED         COLLATERAL
                                ------------------      --------------
Kobrick Capital Fund............. $ 29,648,994           $ 30,241,974
                                  ------------           ------------
Kobrick Emerging Growth Fund..... $ 31,516,916           $ 32,147,255
                                  ------------           ------------
Kobrick Growth Fund.............. $  3,715,588           $  3,789,899
                                  ------------           ------------

NOTE 9-- SUBSEQUENT EVENT
Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates,which includes Kobrick Funds LLC, Nvest Funds Distributor, L.P. and Nvest Services Company, will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Kobrick Funds or the investment management activities of the Funds' investment adviser.

Consummation of the transaction with CDC Asset Management occurred on October 30, 2000. Approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. was obtained on September 19, 2000. Under the rules for mutual funds the transaction may be viewed as a change of control for the Nvest affiliates. Consequently, the Nvest affiliates obtained approval of new agreements from the Board of Trustees of the Trust on August 21, 2000 and shareholders of each Fund on October 13, 2000.

NOTE 10 - DISTRIBUTIONS (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Kobrick Capital Fund and Kobrick Emerging Growth Fund designated $2,365,179 and $893,663, respectively as capital gain dividends paid during the year ended September 30, 2000.

To the Trustees of Nvest Kobrick Investment Trust and the Shareholders of Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (funds of the Nvest Kobrick Investment Trust, hereafter referred to as the "Trust") at September 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Boston, Massachusetts
November 9, 2000

  Supplement dated October 30, 2000 to the currently effective Prospectus and Statement of Additional Information of each of the funds listed below

                                  STOCK FUNDS
                                  -----------
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund
                              Nvest Balanced Fund
                              Nvest Bullseye Fund
                           Nvest Capital Growth Fund
                            Nvest Equity Income Fund
                          Nvest Growth and Income Fund
                               Nvest Growth Fund
                        Nvest International Equity Fund
                            Nvest Star Advisers Fund
                           Nvest Star Small Cap Fund
                             Nvest Star Value Fund
                           Nvest Star Worldwide Fund

                                   BOND FUNDS
                                   ----------
                             Nvest Bond Income Fund
                        Nvest Government Securities Fund
                             Nvest High Income Fund
                     Nvest Intermediate Term Tax Free Fund
                                 of California
                    Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                          Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                          Nvest Strategic Income Fund

                               MONEY MARKET FUNDS
                               ------------------
                         Nvest Cash Management Trust --
                              Money Market Series
                      Nvest Tax Exempt Money Market Trust

     CDC Asset Management, the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies, L.P. As a result CDC Asset Management owns, directly or indirectly, a controlling interest in certain Nvest affiliates, namely, Nvest Funds Management, L.P.; Back Bay Advisors, L.P.; Capital Growth Management Limited Partnership; Harris Associates L.P.; Jurika & Voyles, L.P.; Kobrick Funds LLC; Loomis, Sayles & Company, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. (collectively, the "Nvest Affiliates"), each of which serves as investment adviser or sub-adviser to one or more of the above-named funds.

     The Nvest-CDC Asset Management transaction involved a change of ownership of Nvest which may be deemed to have caused a "change of control" of the Nvest Affiliates, even though the Nvest Affiliates' operations did not change as a result. As required by the Investment Company Act of 1940, which regulates investment companies such as your Fund, each Fund's shareholders approved new investment advisory and/or sub-advisory agreement(s) for the Fund to assure that there is no interruption in the services the Nvest Affiliates provide to the Fund. Each new investment advisory and sub-advisory agreement is effective as of October 30, 2000.

NOTES--

      LARGE-CAP EQUITY FUNDS          GLOBAL/INTERNATIONAL EQUITY FUNDS
        Capital Growth Fund                  Star Worldwide Fund
        Kobrick Growth Fund               International Equity Fund
            Growth Fund
      Growth and Income Fund               CORPORATE INCOME FUNDS
           Balanced Fund              Short Term Corporate Income Fund
          Star Value Fund                     Bond Income Fund
                                              High Income Fund
       ALL-CAP EQUITY FUNDS                 Strategic Income Fund
        Star Advisers Fund
       Kobrick Capital Fund                GOVERNMENT INCOME FUNDS
           Bullseye Fund              Limited Term U.S. Government Fund
        Equity Income Fund               Government Securities Fund

      SMALL-CAP EQUITY FUNDS                  MONEY MARKET FUNDS*
        Star Small Cap Fund         Cash Management Trust -- Money Market Series
   Kobrick Emerging Growth Fund         Tax Exempt Money Market Trust
                                        * Investments in money market
                                           funds are not insured or
                                        guaranteed by the FDIC or any
                                              government agency.


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    VISIT OUR WEB SITE AT WWW.NVESTFUNDS.COM

                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

   Nvest Funds Distributor, L.P., is a member of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their
                           Web site at www.NASDR.com.

[NVEST FUNDS LOGO GOES HERE]

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